Exhibit 99.1

      Citrix to Enter Server and Desktop Virtualization Markets
                    with Acquisition of XenSource

 Combination of Citrix and XenSource Accelerates the Mainstreaming of Virtualization and Strengthens End-to-End Application Delivery Strategy

    FORT LAUDERDALE, Fla.--(BUSINESS WIRE)--Aug. 15, 2007--Citrix Systems, Inc. (NASDAQ: CTXS), the global leader in application delivery infrastructure, today announced a definitive agreement to acquire XenSource, Inc. of Palo Alto, Calif., a privately held leader in enterprise-grade virtual infrastructure solutions, for approximately $500 million in a combination of cash and stock, which includes the assumption of approximately $107 million in unvested stock options. This acquisition moves Citrix into adjacent server and desktop virtualization markets, expected by Citrix to grow to nearly $5 billion over the next four years.1 The combination of Citrix and XenSource brings together significant customer, technical, channel and go-to-market synergies. This will allow Citrix to extend its leadership in the broader Application Delivery Infrastructure market by adding key enabling technologies that make the end-to-end computing environment far more flexible, dynamic and responsive to business change. The acquisition will also strengthen each company's strong partnership with Microsoft and commitment to the Windows platform.

    The acquisition is expected to close in the fourth quarter of 2007 subject to the satisfaction of closing conditions.

    Leveraging the Power of Xen

    XenSource is the leading provider of enterprise-class virtual infrastructure solutions built on the open source Xen(R) hypervisor. Originally created by the founders of XenSource at University of Cambridge, the Xen virtualization "engine" is now developed collaboratively by an active open source community of senior engineers at many of the industry's most innovative infrastructure companies, including leading hardware vendors like Intel, IBM, HP and AMD. This open collaborative approach significantly accelerates the innovation of the Xen engine, leading to continual state-of-the-art improvements in performance, scalability and cross-platform support. The next-generation Xen architecture is widely acknowledged for its industry-leading performance, efficiency, security and native support for the latest hardware-assisted virtualization features from Intel, AMD and leading device vendors.

    Today's acquisition announcement comes on the heels of a substantial new release of XenEnterprise(TM), the company's flagship commercial product line powered by the Xen engine. XenEnterprise v4 marks a significant milestone in XenSource's transition from a next-generation technology company into a leading provider of comprehensive enterprise-class virtual infrastructure solutions. With powerful new management, availability and ease-of-use features, XenEnterprise v4 raises the bar as the most open, scalable, high performance virtualization platform on the market. In a recent head-to-head product comparison published this week in CRN, the industry's leading publication for channel resellers and integrators, reviewers praised XenEnterprise v4 as an "easy-to-use, feature rich offering that is quickly catching up to its main rival". Channel partner and customer enthusiasm over the XenEnterprise product line has lead to a rapid increase in customer demand. Version 4 will further accelerate an installed base that has more than doubled in the last 90 days to over 650 customers.

    "The combination of Citrix and XenSource brings together both presentation and server virtualization to deliver more choice and flexibility to the market, particularly Citrix's strong installed base," said John Humphreys, program vice president of Enterprise Virtualization for IDC. "By adding mobility, monitoring and storage integration in the recently introduced XenEnterprise v4, XenSource has narrowed the capability gap and delivered a viable virtualization solution for server consolidation."

    Upon close of the acquisition, the XenSource team and products will form the core of the new Virtualization & Management Division of Citrix dedicated to building and growing these important new businesses. Peter Levine, XenSource, CEO, will lead the new division, reporting directly to Mark Templeton, Citrix President and CEO. Under Peter's leadership, Citrix is also committed to maintaining and growing its support for the Xen open source community, led by XenSource co-founder and Xen project leader, Ian Pratt. Between now and the close of the acquisition, XenSource will work with the key contributors to the Xen project to develop procedures for independent oversight of the project, ensuring that it continues to operate with full transparency, fairness and vendor neutrality - principles that are critical to the continued role of Xen as a freely available open source industry standard for virtualization.

    "Today is a great day for the virtualization market because customers will now have a strong alternative that is open, proven and backed by one of the most successful end-to-end software infrastructure leaders in the entire industry," said Peter Levine, CEO of XenSource. "This move is not about competing for the five percent of the market that is already being served. It's about steering into the 90 percent white space that is wide open, both at the server and in new emerging opportunities at the desktop."

    "This announcement represents a key milestone for the Xen project," said Ian Pratt, leader of the Xen project and co-founder of XenSource. "Citrix is committed to our community and the principles of transparency and neutrality that allow us to work together on the reference standard for virtualization, promoting the rapid, ubiquitous adoption of virtualization."

    Strong Alignment with Microsoft

    The acquisition will also strengthen each company's strong partnership with Microsoft and commitment to the Windows platform. As an independent company, XenSource has built a strategic relationship with Microsoft designed to ensure broad interoperability between XenSource products and the upcoming Microsoft Windows hypervisor, code named "Viridian". This relationship complements and broadens the successful partnership between Citrix and Microsoft in the Windows application delivery, application networking and branch office infrastructure markets.

    "Although the market is still in the earliest phase, virtualization already offers significant opportunities for cost savings and innovation," said Bob Muglia, Senior Vice President, Microsoft Server & Tools Business. "Citrix and XenSource have long been strong partners for Microsoft and it is exciting to see them team up to help move the market forward."

    Extending Application Delivery Infrastructure from the Datacenter to the Desktop

    Virtualization has become one of the most talked-about technologies in recent years because it breaks the "hard-coded" link between hardware and software, allowing individual computing components to be dynamically combined and reassembled for maximum efficiency and agility. Citrix has long been the leading provider of virtualization technologies at the user tier of computing with products that deliver mission-critical applications to end users with the best performance, security and cost savings. This acquisition will allow Citrix to extend its use of virtualization into the logic and data tier of applications, improving overall customer value and enhancing its position as a market leader in end-to-end application delivery infrastructure.

    In the datacenter, this means extending virtualization to the servers that run the business logic of applications and the storage systems that manage application data. Citrix customers and partners are increasingly requesting non-proprietary, easy-to-use server virtualization solutions that are optimized to work best on the Microsoft Windows platform. Citrix currently intends to distribute the XenEnterprise product line through more than 5,000 channel partners with proven expertise in enterprise datacenter solutions built on the Windows Server platform. The company also plans to leverage its strong relationships with leading server and datacenter infrastructure partners to create additional routes to market through OEM sales channels.

    In the storage market, Citrix will continue the XenSource strategy of leveraging key industry partners to ensure that the open-architecture XenEnterprise product line fully supports leading storage management and infrastructure solutions and a robust ecosystem of storage software vendors. The two companies share a strong belief that customers should be able to manage their virtual environments with the same proven storage management solutions they use for their physical environments. This strategy is exemplified by the recently announced partnership between Symantec and XenSource which ensures that XenEnterprise works transparently with Symantec's Veritas Storage Foundation and Veritas NetBackup solutions.

    "Symantec and XenSource share a common belief that customers want unified server and storage virtualization," said Rob Soderbery, senior vice president, Data Center Management Group at Symantec. "Incorporation of Symantec's Veritas Storage Foundation solution into XenSource open-architecture virtualization technology delivers that capability. We look forward to continuing our collaboration with Citrix and XenSource to help customers simplify data center operations and dramatically reduce costs."

    At the desktop, the combination of Citrix and XenSource will help make the emerging market for virtual desktop delivery a mainstream reality. Industry experts estimate that up to 30 million office workers will move to virtual desktops over the next five years, creating a new $1 billion market for desktop virtualization.2 While much of the underlying technology to realize this vision exists today, the available solutions are still far too complex and expensive for most customers to assemble, integrate and manage. By combining the capabilities of XenEnterprise v4 with the newly-released Citrix Desktop Server(TM), Citrix will be able to provide customers with a comprehensive set of desktop delivery solutions that offer unparalleled economics, ease-of-use and end user experience. Citrix further intends to enhance this strategy by incorporating other relevant application delivery infrastructure technologies such as Citrix EdgeSight(TM) end user experience monitoring, Citrix Access Gateway(TM) for secure application access, Citrix WANScaler(TM) for accelerated delivery to branch office users, Citrix(R) GoToAssist(TM) for remote desktop support and the OS-streaming and provisioning capabilities from its recent Ardence acquisition.

    "We are tremendously excited about the opportunity to add the XenSource products, team and culture to the Citrix family," said Mark Templeton, president and chief executive officer for Citrix. "Incorporating XenSource's dynamic virtualization services into our market-leading application delivery infrastructure will enable our entire product line to be more flexible, agile and dynamic, qualities that have never been more important than they are today. We believe application delivery will be a defining issue for IT over the next decade because applications are the language of business. Companies that are fluent with application delivery will be the winners, while those who do not will lag behind, struggling with the pace of change in an increasingly dynamic world."

    Terms of the Agreement

    Under terms of the definitive agreement, Citrix will acquire
XenSource for approximately $500 million in a combination of cash and stock, which includes the assumption of approximately $107 million in unvested stock options.

    The acquisition has been approved by the board of directors of each company and is expected to close during the fourth quarter of 2007. The acquisition is subject to various closing conditions, including regulatory review and approval under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, approval by the stockholders of XenSource, Citrix becoming current in its periodic reporting obligations and other customary conditions.

    Assuming the transaction closes as expected, the acquisition is expected to add approximately $1 million in revenue and $3 million in cost of revenues and operating expenses to fiscal year 2007. The acquisition is expected to add approximately $50 million in revenue and $60 to $70 million in total cost of revenues and operating expenses to fiscal year 2008. The transaction will also result in approximately an $8 to $10 million non-cash expense charge for the write-off of in-process research and development in the quarter in which the acquisition closes.

    These estimates of cost of revenues and operating expenses do not take into account any stock-based compensation expense, amortization expense, or other charges resulting from the closing of the acquisition.

    Conference Call Information

    Citrix will host a conference call today at 9:00 a.m. ET to discuss the financial aspects of this transaction. The call will include a slide presentation, and participants are encouraged to listen to and view the presentation via webcast at http://www.citrix.com/investors.

    The conference call may also be accessed by dialing: (888) 799-0519 or (706) 634-0155, using passcode: CITRIX. A replay of the webcast can be viewed by visiting the Investor Relations section of the Citrix corporate Web site at http://www.citrix.com/investors for approximately 30 days. In addition, an audio replay of the conference call will be available through August 17, 2007, by dialing (800) 642-1687 or (706) 645-9291 (passcode required: 13525141).

    About Citrix

    Citrix Systems, Inc. (NASDAQ:CTXS) is the global leader and the most trusted name in application delivery infrastructure. More than 200,000 organizations worldwide rely on Citrix to deliver any application to users anywhere with the best performance, highest security and lowest cost. Citrix customers include 100% of the Fortune 100 companies and 98% of the Fortune Global 500, as well as hundreds of thousands of small businesses and prosumers. Citrix has approximately 6,200 channel and alliance partners in more than 100 countries. Annual revenue in 2006 was $1.1 billion.

    For Citrix Investors

    This release contains forward-looking statements which are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The forward-looking statements in this release do not constitute guarantees of future performance. Investors are cautioned that statements in this press release, which are not strictly historical statements, including, without limitation, statements by the company's CEO, the CEO of XenSource and an officer of Microsoft; statements concerning the proposed acquisition; statements concerning the terms and timing of the acquisition; statements concerning revenue, cost of revenue and operating expenses; statements concerning the datacenter, desktop and other virtualization markets; statements concerning integration plans, customers, partners, products, product distribution, the open source development community and technology; statements concerning expectations as to demand for growth of the products; statements concerning expectations as to market growth; and statements concerning management's plans, objectives, strategies and assessments of market factors, constitute forward-looking statements. Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated by the forward-looking statements, including, without limitation, the possibility that the proposed acquisition will not close, including due to failure to receive required regulatory approvals and failure by Citrix to become current in its periodic reporting obligations; that the closing may be delayed or that the companies may be required to modify aspects of the acquisition to close the acquisition; the satisfaction of closing conditions to the acquisition; the reaction of customers of Citrix and XenSource to the acquisition; Citrix's timing and ability to successfully integrate XenSource's products, operations (including migration of XenSource to Citrix's systems and controls) and employees; the introduction of new products by competitors or the entry of new competitors into the markets for Citrix's and XenSource's products; the failure by Citrix to retain key employees of XenSource; failure to further develop and successfully market XenSource's technology and products, including failure to execute Citrix's sales and marketing plans and failure to successfully partner with key distributors, resellers, OEM's and strategic partners (such as Microsoft); failure to achieve anticipated revenues; and costs related to the acquisition. More information about potential factors that could affect Citrix's business and financial results are detailed in Citrix's filings with the Securities and Exchange Commission ("SEC"), which are available at the SEC's website at http://www.sec.gov. Citrix assumes no obligation to update any forward-looking information contained in this press release or with respect to the announcements described herein.

    Citrix(R), Citrix Desktop Server(TM), Citrix EdgeSight(TM), Citrix WANScaler(TM) and Citrix GoToAssist(TM) are trademarks or registered trademarks of Citrix Systems, Inc. and/or one or more of its subsidiaries, and may be registered in the U.S. Patent and Trademark Office and in other countries.

    Xen(R) is a registered trademark of XenSource, Inc.
XenEnterprise(TM) is a trademark of XenSource, Inc.

    All other trademarks and registered trademarks are property of their respective owners.

    1 Citrix estimate based on data and research from IDC and Credit
Suisse.

    2 Worldwide Virtual Client Computing 2007 - 2011 Forecast: The Virtualization Revolution: Rethinking Client Computing, IDC.

    CONTACT: Citrix Systems, Inc.
             Investor Relations:
             Eduardo Fleites, 954-229-5758
             eduardo.fleites@citrix.com
             or
             Media Relations:
             Eric Armstrong, 954-267-2977
             eric.armstrong@citrix.com
             or
             A&R Edelman
             Eric Jones, 212-819-4862
             ejones@ar-edelman.com
             or
             Mindshare PR for XenSource, Inc.
             Heather Fitzsimmons, 650-947-7400
             heather@mindsharepr.com